UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Spine Injury Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPINE INJURY SOLUTIONS, INC.
5225 Katy Freeway, Suite 600
Houston, Texas 77007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 24, 2017

We hereby give notice that the Annual Meeting of Stockholders of Spine Injury Solutions, Inc. will be held on October 24, 2017, at 3:00 p.m. local time, at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, for the following purposes:

(1)	To elect five directors;

(2)	To ratify the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	To approve a non-binding advisory resolution on executive compensation;

(4)	To vote on whether advisory votes on executive compensation should occur every one, two or three years; and

(5)	To transact such other business as may properly come before the meeting.

Under Delaware law, only stockholders of record on the record date, which is August 31, 2017, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

September 21, 2017	William F. Donovan, M.D.
Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 24, 2017.

The Proxy Statement, form of proxy card and Annual Report are available at: www.spineinjurysolutions.com

SPINE INJURY SOLUTIONS, INC.
5225 Katy Freeway, Suite 600
Houston, Texas 77007

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Spine Injury Solutions, Inc.  This Proxy Statement and accompanying form of proxy card will be sent on or about September 21, 2017 to stockholders entitled to vote at the Annual Meeting.  The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope.  If your shares are held in “street name” through a brokerage, bank or other institution, telephone and internet instructions are also provided on the proxy card you receive. The availability of telephone and internet proxy will depend on the nominee’s proxy processes.  A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. With respect to the election of directors (Proposal 1), a broker is not entitled to vote the shares of common stock unless the beneficial owner has given instructions. Additionally, a broker is not entitled to vote uninstructed shares on matters relating to executive compensation, including the vote to approve a non-binding resolution on executive compensation (Proposal 3) and the vote on how often the advisory votes on executive compensation should occur (Proposal 4). With respect to the ratification of the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm (Proposal 2), a broker will have discretionary authority to vote the shares of common stock if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Spine Injury Solutions, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of the director nominees as proposed (Proposal 1), for the ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for 2017 (Proposal 2), for approval of the non-binding resolution on executive compensation (Proposal 3) and for holding advisory votes on executive compensation every three years (Proposal 4).  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting.

Required Vote. A plurality of the common stock present in person or represented by proxy at the Annual Meeting will elect as directors the nominees proposed (Proposal 1). The ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for 2016 (Proposal 2) requires the affirmative vote of a majority of the votes cast by the common stock present in person or represented by proxy.  The affirmative vote of a majority of the total votes present in person or by proxy is required to approve the non-binding advisory resolution on executive compensation (Proposal 3).  A plurality of the votes present in person or by proxy will determine the stockholders selection on the frequency of advisory resolutions on executive compensation (Proposal 4).  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on August 31, 2017 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote.  As of August 31, 2017, there were 20,155,882 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of common stock held.

No Dissenters’ Rights. Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the Board of Directors consists of at least one director and may consist of such number of directors as may be fixed from time to time by action of the stockholders or of the Board of Directors.  Directors are elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.  Presently, the Board of Directors consists of five members.  Our Nominating Committee recommended to the Board of Directors the nomination of five nominees, and our Board of Directors approved and recommends to stockholders the election of these five nominees to serve on the Board.  These nominees are William F. Donovan, M.D., John Bergeron, Jerry Bratton, Peter L. Dalrymple and Jeffrey A. Cronk, D.C.  All five of the nominees presently serve as members of our Board of Directors.  There are no family relationships among any of our directors, director nominees or executive officers.

The persons named in the enclosed Proxy (“Proxy”) have each been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Each duly elected director will hold office until his successor shall have been elected and qualified.  Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

William F. Donovan, M.D. – age 74 – Dr. Donovan has served as our Chief Executive Officer since January 2009 and as our President since May 2010. He has served as one of our directors since April 2008. He is a Board Certified Orthopedic Surgeon, and has been involved with venture funding and management for over 25 years. He was the co-founder of DRCA (later known as I.O.I) and became Chairman of this company that went from the pink sheets, to NASDAQ and then to the AMEX before being acquired by a subsidiary of the Bass Family. He was a founder of “I Need A Doc,” later changed to IP2M that was acquired by Dialog Group, a publicly traded company. He was the Chairman of House of Brussels, an international chocolate company and president of ChocoMed, a specialized confectionery company combining Nutraceuticals with chocolate bars. Dr. Donovan has been practicing as a physician in Houston, Texas since l975. Throughout his career as a physician, he has been involved in projects with both public and private enterprises. He received his Orthopedic training at Northwestern University in Chicago. He was a Major in the USAF for 2 years at Wright Patterson Air Force base in Dayton, Ohio. He established Northshore Orthopedics in 1975 and continues in active practice in Houston, specializing in Orthopedic Surgery.

John Bergeron, CPA – age 60 – Mr. Bergeron has served as our Chief Financial Officer since October 2011 and as one of our directors since July 2010. From May 2008 through September 2014, he served as President of Jolpeg Inc., a private firm that consults on financial matters in service industries. From May 2002 until May 2008, Mr. Bergeron served as Divisional Controller of Able Manufacturing, a division of NCI Group, Inc, where his responsibilities included financial reporting, budgeting and Sarbanes-Oxley Act compliance. Prior to that, Mr. Bergeron worked as controller of different internet companies and as an accounting manager for several other private firms. He has also worked as an auditor for Arthur Andersen. Mr. Bergeron has more than thirty years experience in financial management and corporate development of manufacturing and service industry companies. He has extensive experience in financial reporting of public companies, risk management, business process re-engineering, structuring and implementing accounting procedures and internal control programs for Sarbanes-Oxley Act compliance. Mr. Bergeron is a Certified Public Accountant. He received a Bachelor of Business Administration in Accounting from Lamar University in 1979. He is also currently the President of the Montgomery County MUD #83.

Jerry Bratton, J.D., MBA – age 65 – Mr. Bratton has served as one of our directors since July 2010. He has served as President of Bratton Steel, L.P. since 2006 and previously with Bratton Steel, Inc. (its predecessor) since 1991. Bratton Steel is a structural steel fabricating company. As President, Mr. Bratton has grown the company from a startup to a company that employs up to approximately 75 employees. He has significant experience in overseeing sales, estimating, project management and contracting. Mr. Bratton served as President of the Texas Structure Steel Institute from 2007 to 2008. He is also a member of the American Institute of Steel Construction. Mr. Bratton has business and investment background in medical software, personal medical information records storage, RFID security products and energy ventures. Mr. Bratton is a licensed attorney in the State of Texas and previously served as an assistant general counsel in the construction industry. Mr. Bratton earned Juris Doctorate and Master of Business Administration degrees from Texas Tech University in 1977.

Peter L. Dalrymple – age 74 – Mr. Dalrymple joined our Board of Directors in August 2014.  Since July 2012, he has served as General Partner of LPD Investments Ltd. and Manager of DLD Oil & Gas LLC.  Prior to that, he was one of the co-founders and owners of the Royal Purple Synthetic Lubricants Company, which at the time of its sale in 2012, was one of the largest synthetic lubricants companies in North America. While with Royal Purple, he was in charge of Sales and Marketing. After the company was sold to Calumet Specialty Products Partner, a New York Stock Exchange company, in July of 2012, Mr. Dalrymple became a very active investor in several companies.  He is also a trustee of Norwich University, from which he holds a Bachelor of Science Degree in Engineering Management. He previously served as a Lieutenant with the United States Army Corp. of Engineers.

Jeffrey A. Cronk, D.C., J.D. – age 55 – Dr. Cronk has served as our Chief Operating Officer since August 2017, and he joined our Board of Directors in November 2015.  Since 2010 he has been the CEO and owner of Biocybernetics Inc; DBA American Spinal Injury and Impairment Consultants, which provides spinal injury and impairment educational programs for doctors, attorneys, case managers, insurers and allied healthcare providers, the purpose of which is to improve diagnostic accuracy, improve treatment results, improve documentation procedures and reduce costs.  From 2010 to present, he is the Director of Education for Spinal Kinetics LLC, a company that provides assessment services of spinal soft-tissue injuries.  Prior to this, he was the owner of National Injury Diagnostics from 2005 to 2010.  Dr. Cronk graduated from Palmer College of Chiropractic with a Bachelor’s Degree in General Sciences and a Doctorate Degree in Chiropractic in 1988. That same year he became a Licensed Doctor of Chiropractic.  In 2013 he completed his law degree with a special emphasis on personal injury law.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE NOMINEES LISTED ABOVE.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board.  Our current executive officers are as follows:

Name	Age	Position(s) and Office(s)
William F. Donovan, M.D.	74	Chief Executive Officer, President and Director (Chairman)
John Bergeron	60	Chief Financial Officer and Director
Jeffrey A. Cronk, D.C.	55	Chief Operating Officer and Director

See “Information Regarding Nominees” above for biographical information of executive officers.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All directors are expected to make every effort to attend meetings of the Board, meetings of any Board Committees on which such director serves, and annual meetings of stockholders.  The Board of Directors held three meetings during the fiscal year ended December 31, 2016.  The Board of Directors also executed three written consents to action in lieu of a meeting during the year ended December 31, 2016, which consent were each approved unanimously.  The Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating Committee.  During 2016, the Audit Committee held four meetings and executed one written consent to action in lieu of a meeting, the Compensation Committee held no meetings, and the Nominating Committee held one meeting.  Also during 2016, the independent members of the Board of Directors held two “executive session” meetings.  Of our incumbent directors, during 2016, all attended no fewer than 75 percent of (i) the total number of meetings of the Board of Directors (including consents to action in lieu of a meeting) held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served.  All of our incumbent directors attended the 2016 Annual Meeting of Stockholders.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o President, 5225 Katy Freeway, Suite 600, Houston, Texas 77007.  Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

We currently have one independent director on our Board, Jerry Bratton.  The definition of “independent” used herein is arbitrarily based on the independence standards of The NASDAQ Stock Market LLC.  The Board performed a review to determine the independence of Jerry Bratton and made a subjective determination as to each of these directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Spine Injury Solutions, Inc.  In making these determinations, the Board reviewed information provided by these directors with regard to each individual’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of five directors, with William F. Donovan, M.D. carrying the title of “Chairman” of the Board.  In addition to serving on the Board, Dr. Donovan also currently serves as President and Chief Executive Officer.  Accordingly, there is often little separation in Dr. Donovan’s role as principal executive officer and his role as Chairman.  To mitigate any apparent conflicts this may create, we have chosen to maintain a Board of Directors that includes independent directors.  Currently, one of our five directors is independent.  We believe having independent directors allows the Board to better oversee and manage risk.  Although we presently have only one independent director, historically, none of our independent directors have held the title of “lead” independent director, and accordingly, all of our independent directors have had an equal role in the leadership of the Board.  We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the Board of Directors monitors how management operates the company.  Risk is an important part of deliberations at the Board and committee level throughout the year.  Committees consider risks associated with their particular areas of responsibility.  The Board of Directors as a whole considers risks affecting us.  The Board and its committees consider, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

We maintain a separately-designated standing audit committee.  The Audit Committee currently consists of Peter Dalrymple, Jerry Bratton and Jeffrey A. Cronk.  Although the Charter of the Audit Committee provides for a majority of the Audit Committee to be independent, presently only Mr. Bratton is independent.  A majority of the Audit Committee was independent until August 2017 when Dr. Cronk was appointed Chief Operating Officer and is no longer deemed independent.  We anticipate that Dr. Cronk will remain on the Audit Committee until we appoint or elect an additional independent member of the Board who can join the Audit Committee.  If we are unable to appoint or elect an additional independent member of the Board, we will consider amending the Charter of the Audit Committee.

Mr. Bratton is the Chairman of the Audit Committee, and the Board of Directors has determined that he is an audit committee financial expert as defined in Item 5(d)(5) of Regulation S-K. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the Board of Directors.  The Audit Committee meets privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm.  Our Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with our management.

In January 2011, our Board adopted a charter for the Audit Committee.  A copy of the Charter of the Audit Committee can be found in our website at www.spineinjurysolutions.com.  The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee’s duties.  A majority of the members of the Audit Committee will be independent.  The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal accounting.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Spine Injury Solutions, Inc. for the fiscal year ended December 31, 2016.  The Audit Committee has discussed with Ham, Langston & Brezina, LLP, our independent auditors (“HLB”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from HLB required by applicable requirements of the Public Company Accounting Oversight Board regarding HLB’s communications with the Audit Committee concerning independence, and has discussed with HLB the independence of HLB.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2016.  This report is furnished by the Audit Committee of our Board of Directors, whose members are:

Jerry Bratton (Chairman of the Audit Committee);
Peter L. Dalrymple; and
Jeffrey A. Cronk, D.C.

All information within this “Audit Committee” section of the Proxy Statement, including but not limited to the Report of the Audit Committee, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act.  Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Compensation Committee

We have a Compensation Committee whose members are Jerry Bratton, Peter Dalrymple and Jeffrey A. Cronk.  Our Compensation Committee does not currently have a written charter.  Our Compensation Committee makes recommendations to the Board of Directors as to employee benefit programs and officer, director and employee compensation.  The primary objectives of our executive compensation programs are to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash  and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and directors’ incentives with the creation of stockholder value.  To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the objective of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors.  The Compensation Committee will take under consideration recommendations from executive officers and directors regarding its executive compensation program.  The Compensation Committee also has the authority to obtain advice and assistance from external advisors, including compensation consultants, although the Compensation Committee did not elect to retain a compensation consultant to assist with determining executive compensation during the present fiscal year.

Nominating Committee

We have a Nominating Committee whose members are Jerry Bratton, Peter Dalrymple and Jeffrey A. Cronk.  The Nominating Committee’s primary duties are to identify, evaluate and recommend to the Board nominees for director.  See “Procedures for Director Nominations” below for the criteria it uses to evaluate nominee candidates. Based on our size, the Nominating Committee does not yet have a written charter and does not have a written policy with regard to the consideration of any director candidates recommended by stockholders.  The Nominating Committee will, however, consider written nominations of candidates for election to the Board properly submitted by stockholders. For information regarding the procedures for stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business.  All candidates must meet the minimum qualifications and other criteria established from time to time by the Board and the Nominating Committee.  In considering possible candidates for election as director, the Board and Nominating Committee are guided by the following standards:

(1)	Each director should be an individual of the highest character and integrity;

(2)	Each director should have substantial experience that is of particular relevance to us;

(3)	Each director should have sufficient time available to devote to the affairs of the company; and

(4)	Each director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of directors:

(1)	Medical, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)
The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet our qualifications for director nominees and select and recommend nominees to the Board accordingly.

As noted above, the Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any.  No candidates for director nominations were submitted to the Board by any stockholder in connection with the 2017 Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2016 and 2015 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers (“named executive officers”).

Summary Executive Compensation Table

							Change in
							Pension
							Value
						Non-Equity	and
						Incentive	Nonqualified
Name and					Option	Plan	Deferred	All Other
Principal		Salary	Bonus	Stock	Awards	Compensation	Compensation	Compensation	Total
Position		($)	($)	Awards ($)	($)	($)	($)	($)	($)
William Donovan, M.D.	2016	$120,000	-	-	-	-	-	-	120,000
CEO and President	2015	120,000	-	-	-	-	-	-	120,000

John Bergeron	2016	110,000	-	-	-	-	-	-	110,000
CFO	2015	110,000	-	-	-	-	-	-	110,000

Employment Agreements
On September 16, 2014, we entered into a three year employment agreement with our President and Chief Executive Officer, William F. Donovan, M.D.   The contract provides that we will pay Dr. Donovan an annual base salary of $120,000. The agreement also provides that we may grant Dr. Donovan performance bonuses from time to time at the discretion of the Board of Directors.  The agreement has a confidentiality provision and provides that Dr. Donovan cannot compete with us for a period upon termination of the agreement.
On November 30, 2014, our employment agreement with John Bergeron expired.  Since that time, he has worked for us on an at-will basis and presently receives an annual salary of $110,000.

Outstanding Equity Awards at Fiscal Year End
The following table details all outstanding equity awards held by our named executive officers at December 31, 2016:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

John R. Bergeron (1)	200,000	(1)	-	-	0.54	12/01/2017

(1)
On November 30, 2012, we granted Mr. Bergeron stock options to purchase 200,000 shares of common stock at an exercise price of $0.54 per share.  We granted the options as consideration for his employment as Chief Financial Officer.  The options vested and became exercisable in four six month periods for the first two years of the five-year life of the options.

Compensation of Directors

Currently, Board members are not compensated for attending meetings and no members of the Board received any form of compensation in their capacity as members of the Board during year ended December 31, 2016.  We anticipate the Board may revisit the issue of Board member compensation at a later date.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term.  We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives.  Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to us during the fiscal year ended December 31, 2016, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2016, except for a Form 4 that was filed late by William Donovan, our Chief Executive Officer.

Related Person Transactions

We have an agreement with Northshore Orthopedics, Assoc. ("NSO"), which is 100% owned by our Chief Executive Officer, William Donovan, M.D., to provide medical services as our independent contractor. As of December 31, 2016 and 2015, we had balances payable to NSO of $0 and $29,400 respectively. This outstanding payable is non-interest bearing, due on demand and does not follow any specific repayment schedule. We do not directly pay Dr. Donovan (in his individual capacity as a physician) any fees in connection with NSO. However, Dr. Donovan is the sole owner of NSO, and we pay NSO under the terms of our agreement.

On September 8, 2017 we entered into an Amended and Restated Revolving Line of Credit Note and an Amended and Restated Credit Agreement to extend our revolving line of credit facility with Wells Fargo Bank, whereby the outstanding principal is now due and payable in full on August 31, 2018 and the maximum amount we can borrow under the line of credit is now $1,750,000.  Since September 2014, the line of credit has been guaranteed by Peter L. Dalrymple, a member of our Board of Directors, and has been secured by a first lien interest in certain of his assets.  The promissory note with Wells Fargo presently has a principal balance of $1,275,000.  Since September 2014, we have issued Mr. Dalrymple a total of 1,000,000 shares of our common stock for consideration in connection with his guarantee of the Wells Fargo loan and in connection with the promissory note with him (see below).

In connection with the extension of the Wells Fargo loan, on September 8, 2017 we also entered into with Mr. Dalrymple a Financing Agreement, Amended and Restated Secured Promissory Note and Amended Security Agreement, under which we extended the maturity date of the promissory note originally entered into with Mr. Dalrymple in August 2012 to be due and payable on September 8, 2018 and have provided collateral to Mr. Dalrymple in an amount of $3,000,000 in our gross accounts receivable to secure payment of both his promissory note and his obligations in connection with the Amended and Restated Revolving Line of Credit Note and the Amended and Restated Credit Agreement with Wells Fargo.  The promissory note with Mr. Dalrymple, which bears interest at the annual rate of 6%, presently has a principal balance of $250,000.  Since the beginning of our last two fiscal years, the largest aggregate amount of principal outstanding on the promissory note with Mr. Dalrymple was $500,000, and during that period we paid him a total of $250,000 in principal and $65,000 in interest (including $35,000 during 2015, $20,000 during 2016 and $10,000 during 2017 to date).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of August 31, 2017, concerning, except as indicated by the footnotes below, (i) each person whom we know beneficially owns more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers, (iv) all of our directors and executive officers as a group, and (v) each of our nominees for election to the Board of Directors.  We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Applicable percentage ownership is based on 20,155,882 shares of common stock outstanding at August 31, 2017. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 31, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, stock options and warrants referenced in the footnotes below are currently fully vested and exercisable.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Class
William F. Donovan, M.D. (1)	3,872,427	(2)	19.21%
Jeffrey Cronk, D.C.	25,000		0.12%
John Bergeron (1)	360,000	(3)	1.77%
Jerry Bratton (1)	1,556,100	(4)	7.72%
Peter L. Dalrymple (1)	3,320,609	(5)	16.21%
All Directors and named executive officers as a group (5 persons)	9,134,136		44.15%

(1)	The named individual is one of our executive officers or directors. His address is c/o Spine Injury Solutions, Inc., 5225 Katy Freeway, Suite 600, Houston, Texas 77007.

(2)
Includes 557,486 shares of common stock held indirectly through NorthShore Orthopedics, Assoc. (of which Dr. Donovan is the sole shareholder and has voting and investment authority) and 3,314,941 shares held directly by Dr. Donovan.

(3)	Includes 160,000 shares of common stock and 200,000 shares of common stock issuable upon exercise of options that are fully vested and exercisable.

(4)
Includes 1,556,100 shares of common stock held by Mr. Bratton, of which Mr. Bratton has sole voting and investment authority of 320,000 shares and shared voting and investment authority with his spouse of 1,236,100 shares.

(5)
Includes (a) securities held individually by Peter L. Dalrymple, including (i) 1,000,000 shares of common stock, and (ii) warrants that are exercisable into 333,333 shares of common stock; and (b) 1,987,276 shares of common stock held by LPD Investments Ltd. (“LPD”).  Mr. Dalrymple is General Partner of LPD and has voting and investment authority over shares held by it. He is also a Limited Partner of LPD with the other Limited Partners being his wife and three trusts, of which he is trustee and his children are beneficiaries.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes our equity compensation plan information as of December 31, 2016:

Plan Category	(a) Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Common Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	--		--	--
Equity compensation plans not approved by our stockholders (1)	550,000	(2)	0.54	--
	500,000	(3)	0.40
Total	1,050,000		.47	--

(1) Consists of common shares to be issued upon exercise of outstanding stock options.

(2) On December 1, 2012, we granted three of our employees five-year stock options to purchase 600,000 shares of common stock at an exercise price of $.54 per share.  One employee left the company and lost 50,000 of his options before they vested. The remaining 550,000 options are fully vested.

(3) On August 11, 2016, we granted an employee five-year stock options to purchase 500,000 shares of common stock at an exercise price of $.40 per share.  20,000 of the options vested immediately, and thereafter, provided the employee remains an employee and achieved certain quarterly goals, then 40,000 options are to vest at the end of every three months.

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the current fiscal year.  Ham, Langston & Brezina, LLP has served as our independent registered public accounting firm continuously since September 2010.  The Board of Directors wishes to obtain from the stockholders a ratification of the Board’s action in selecting Ham, Langston & Brezina, LLP for the fiscal year ending December 31, 2017.  Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.  We anticipate a representative from Ham, Langston & Brezina, LLP to be present at the meeting.  We do not anticipate the representative to make a statement or address questions.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice.  In the event the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2017.  Even if the selection is ratified, the Board of Directors in its discretion may direct the selection of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF HAM, LANGSTON & BREZINA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided or to be provided by our principal independent accountants during the years ended December 31, 2016 and 2015.

	2016	2015
Audit Fees(1)	$67,000	$64,000
Audit Related Fees(2)	-	-
Tax Fees(3)	-	-
Total Fees	$67,000	$64,000

(1)
Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)
Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by the principal independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

All above audit services, audit-related services and tax services, for the fiscal years ended December 31, 2016 and 2015, were pre-approved by our Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC’s proxy rules provide that not less than once every three years, all companies subject to the Securities Exchange Act of 1934 (the “Exchange Act”) must include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers, as disclosed in the proxy statement. This vote, commonly known as a “say-on-pay” vote, gives a company’s stockholders the opportunity to endorse or not endorse the company’s executive pay program and policies.  We are asking stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to Spine Injury Solutions, Inc.’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S–K, including the Compensation Discussion, compensation tables and narrative discussion, is hereby APPROVED.”

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or our Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

At our 2014 Annual Meeting of Stockholders, the last meeting where we included a say-on-pay vote, stockholders approved the executive compensation resolution.

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions and broker non-votes will have no effect on the voting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF VOTES ON
EXECUTIVE COMPENSATION

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the say-on-pay vote held every year, every two years, or every three years, or you may abstain.

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

The Board of Directors recommends that say-on-pay votes be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. We believe that a three-year voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

At our 2011 Annual Meeting of Stockholders, the last meeting where we included this vote on the frequency of say-on-pay votes, stockholders voted, on an advisory basis, to hold say-on-pay votes every three years. The next stockholder advisory vote on the frequency of say-on-pay votes will occur at our Annual Meeting held in 2023.

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board of Directors. The Board of Directors will, however, consider the outcome of the stockholder vote, along with other relevant factors, in determining the voting frequency.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO HAVE THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

INTERESTS OF CERTAIN PERSONS IN OPPOSITION TO
 MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2018 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2018 Annual Meeting of Stockholders must present the proposal to us at our principal executive offices at 5225 Katy Freeway, Suite 600, Houston, Texas, 77007, Attn: William Donovan, M.D, by May 24, 2018 for the proposal to be eligible for inclusion in our proxy statement.  Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2018 Annual Meeting of Stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,

William F. Donovan, M.D.
Dated: September 21, 2017	President, Chief Executive Officer and Director

PROXY
SPINE INJURY SOLUTIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON OCTOBER 24, 2017

The undersigned hereby appoints William F. Donovan, M.D. and John Bergeron, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Spine Injury Solutions, Inc. (the “Company”) held of record by the undersigned on August 31, 2017, at the Annual Meeting of Stockholders to be held on October 24, 2017, at 3:00 p.m. (Central Time) at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, and at any adjournments thereof.  Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, FOR APPROVAL OF THE RESOLUTION IN NUMBER 3, FOR THE THREE YEAR OPTION IN NUMBER 4, AND FOR THE APPROVAL IN NUMBER 5.

1.          ELECTION OF DIRECTORS OF THE COMPANY.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐ FOR all nominees listed below except as marked to the contrary.	☐ WITHHOLD authority to vote for all nominees below.

William F. Donovan, M.D.
John Bergeron
Jerry Bratton
Peter L. Dalrymple
Jeffrey A. Cronk, D.C.

2.          PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

3.          PROPOSAL TO APPROVE THE FOLLOWING NON-BINDING ADVISORY RESOLUTION:

“RESOLVED, that the compensation paid to Spine Injury Solutions, Inc.’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S–K, including the Compensation Discussion, compensation tables and narrative discussion, is hereby APPROVED.”

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

4.          PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, WHETHER THE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION SHOULD OCCUR EVERY ONE, TWO, OR THREE YEARS.

☐   THREE YEARS          ☐   TWO YEARS          ☐   ONE YEAR          ☐   ABSTAIN

5.          IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a partnership, please sign in partnership name by authorized person.  If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF SHARES OWNED _______________	SIGNATURE:___________________________________________ PRINTED NAME:________________________________________ DATE: ________________________________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 24, 2017.

The Proxy Statement, form of proxy card and Annual Report are available at: www.spineinjurysolutions.com